UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       August 12, 2005 (August 16, 2005)

                                    WQN, INC.
                              (Name of Registrant)

           Delaware                   000-27751             75-2838415
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)      Identification Number)

              14911 Quorum Drive, Suite 140, Dallas, Texas, U.S.A.
                    (Address of principal executive officers)

                                      75254
                                   (Zip Code)

                                  972-361-1980
                         (Registrant's telephone number,
                              including area code)

                                       N/A
                 (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 12, 2005, the board of directors (the "Board") of WQN, Inc. (the "Company"), pursuant to the bylaws of the Company, expanded the Board to seven members. Immediately following the expansion of the Board, the Board elected Scott Hartman and David Montoya to fill the vacant director positions. Mr. Hartman and Mr. Montoya shall serve until the next annual meeting of the stockholders of the Company, at which time they will stand for re-election with the other members of the Board.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 16, 2005                  WQN, INC.


                                       By:  /s/ B. Michael Adler
                                            ------------------------------------
                                            B. Michael Adler
                                            Chief Executive Officer